Noncontrolling Interests	12 Months Ended
Dec. 31, 2011
Noncontrolling Interests [Abstract]
Noncontrolling Interests

(16) Noncontrolling Interests

(a) Noncontrolling Interests in Operating Partnership

Noncontrolling interests relate to the common interests in the Operating Partnership not owned by the Company. Interests in the Operating Partnership are owned by limited partners who contributed buildings and other assets to the Operating Partnership in exchange for common Operating Partnership units. Limited partners have the right to tender their units for redemption in exchange for, at the Company’s option, common shares of the Company on a one-for-one basis or cash based on the fair value of the Company’s common shares at the date of redemption. Unitholders receive a distribution per unit equivalent to the dividend per common share. Differences between amounts paid to redeem noncontrolling interests and their carrying values are charged or credited to equity. As a result of the redemption feature of the Operating Partnership units, the noncontrolling interests are recorded outside of permanent equity.

Noncontrolling interests are presented at the greater of their fair value or their cost basis, which is comprised of their fair value at issuance, subsequently adjusted for the noncontrolling interests’ share of net income or losses, other comprehensive income or losses, distributions received, preferred dividends paid or additional contributions. Based on the closing share price of the Company’s common stock at December 31, 2011, the cost to acquire, through cash purchase or issuance of the Company’s common shares, all of the outstanding common Operating Partnership units not owned by the Company would be approximately $38.1 million. At December 31, 2011, the Company recorded a fair value adjustment of $1.5 million as the cost basis of certain Operating Partnership unitholders was below the fair value of their respective units. At December 31, 2010, the Company presented its noncontrolling interests in the Operating Partnership at their fair value, which exceeded their cost basis by $3.6 million.

The Company owned 94.5%, 98.1% and 97.7% of the outstanding common Operating Partnership units at December 31, 2011, 2010 and 2009, respectively. The Company’s percentage ownership in outstanding common Operating Partnership units decreased in 2011 due to the issuance of 1,963,388 common Operating Partnership units fair valued at $28.8 million to partially fund the acquisition of 840 First Street, NE. During 2011, 1,300 common Operating Partnership units were redeemed for 1,300 common shares fair valued at $19 thousand. As a result, 2,920,561 of the total outstanding common Operating Partnership units, or 5.5%, were not owned by the Company at December 31, 2011. There were no common Operating Partnership units redeemed with available cash in 2011.

During 2010, the Company issued 230,876 common Operating Partnership units fair valued at $3.5 million to partially fund the acquisition of Battlefield Corporate Center. There were 958,473 common Operating Partnership units outstanding as of December 31, 2010 and 732,445 common Operating Partnership units outstanding as of December 31, 2009.

The redeemable noncontrolling interests in Operating Partnership for the three years ended December 31 are as follows (amounts in thousands):

Redeemable noncontrolling interests
Balance, December 31, 2009	$9,585
Net loss	(230)
Changes in ownership, net	7,375
Distributions to owners	(631)
Other comprehensive income	23

Balance, December 31, 2010	16,122
Net (loss) income	(703)
Changes in ownership, net	26,554
Distributions to owners	(1,726)
Other comprehensive loss	(266)

Balance, December 31, 2011	$39,981

(b) Noncontrolling Interests in Consolidated Partnerships

When the Company is deemed to have a controlling interest in a partially-owned entity, it will consolidate all of the entity’s assets, liabilities and operating results within its consolidated financial statements. The cash contributed to the consolidated entity by the third party, if any, will be reflected in the permanent equity section of the Company’s consolidated balance sheets to the extent they are not mandatorily redeemable. The amount will be recorded based on the third party’s initial investment in the consolidated entity and will be adjusted to reflect the third party’s share of earnings or losses in the consolidated entity and any distributions received or additional contributions made by the third party. The earnings or losses from the entity attributable to the third party are recorded as a component of net loss attributable to noncontrolling interests.

At December 31, 2011, the Company’s consolidated joint ventures owned the following properties:

Property	Acquired	Reporting Segment	First Potomac Controlling Interest	Square Footage
1005 First Street, NE	August 2011	Washington, D.C.	97%	30,414	(1)
Redland Corporate Center II & III	November 2010	Maryland	97%	348,266

(1)

The site is currently occupied by Greyhound Bus Lines, Inc., which has announced its intention to relocate. Upon the tenant leaving, the Company intends on re-developing the site, which can accommodate up to 712,000 square feet of office space.